Exhibit 10.8.7

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                              Contract No. MA-13309

                              AMENDED AND RESTATED
                            TITLE XI RESERVE FUND AND
                               FINANCIAL AGREEMENT

                                     Between

                              TRAILER BRIDGE, INC.

                                       and

                          THE UNITED STATES OF AMERICA

                           Dated as of June 23, 1997,
                         Restated as of December 4, 1997


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


                              AMENDED AND RESTATED
                              TITLE XI RESERVE FUND
                             AND FINANCIAL AGREEMENT

                              TABLE OF CONTENTS TO
                               SPECIAL PROVISIONS

                                                                            Page


Recitals...................................................................   1

Granting Clause............................................................   2


                                  ARTICLE FIRST
Definitions................................................................   2


                                 ARTICLE SECOND

Incorporation of General Provisions........................................   3

                                  ARTICLE THIRD

Additions, Deletions and Amendments to Exhibit.............................   3

    (a) Concerning Subsection 2(a) of Exhibit 1............................   3
    (b) Concerning Subsection 2(b)(2)(D) of Exhibit 1......................   3
    (c) Concerning Subsection 13(a) of Exhibit 1...........................   5
    (d) Concerning Subsection 13(b) of Exhibit 1...........................   6
    (e) Concerning Subsection 13(b)(7)of Exhibit 1.........................   6
    (f) Concerning Subsection 13(b)(3) of Exhibit 1........................   7
    (g) Concerning Subsection 13(b)(9) of Exhibit 1........................   7
    (h) Concerning Section 15 of Exhibit 1.................................   7
    (i) Concerning Eligible Investments....................................   7

                                 ARTICLE FOURTH

Vessel Application.........................................................   7

Signatures.................................................................   8


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                              Contract No. MA-13309

                              AMENDED AND RESTATED
                              TITLE XI RESERVE FUND
                             AND FINANCIAL AGREEMENT

         THIS TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT, originally dated as of June 23, 1997 and amended and restated as of December 4, 1997 between TRAILER BRIDGE INC., a Delaware corporation (the "Company"), and THE UNITED STATES OF AMERICA (the "United States"), represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary"), pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended.

                                R E C I T A L S:

         A. The Company has authorized the issuance of bonds designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series" in an aggregate principal amount not to exceed $10,515,000 (individually, a "June Obligation," and collectively, the "June Obligations") to finance the cost of construction of two 408'9" x 100' container deck barges which it expects to be named CHICAGO BRIDGE and CHARLOTTE BRIDGE (the "June Vessels");

         B. Under the provisions of an Authorization Agreement (the "June Authorization Agreement"), Contract No. MA-13305, dated as of June 23, 1997, entered into between the Secretary and the Indenture Trustee, the Secretary has authorized a guarantee to be endorsed upon each of the June Obligations, pursuant to which the Secretary has guaranteed the payment in full of all of the unpaid interest to the date of payment on, and all of the unpaid principal balance of, each June Obligation (individually, a "June Guarantee," and collectively, the "June Guarantees");

         C. In consideration of the execution of the June Authorization Agreement and of the June Guarantees, and as security to the United States for the payment to the United States of the principal of and the interest due or to become due on the promissory note, dated June 23, 1997 to be executed and delivered by the Company to the Secretary with respect to the Obligations (the "June Secretary's Note"), in accordance with the terms thereof, the Company has made and entered into a Security Agreement, dated as of June 23, 1997, between the Company and the Secretary (the "Security Agreement"), pursuant to which the Company has assigned to the Secretary, among other things, all insurance policies, any future charter hire from the June Vessels, and all of the Company's right, title and interest in and to the Construction Contract relating to the June Vessels;

         D. The Company, on the respective delivery date of each of the June Vessels, will execute and deliver a first preferred fleet mortgage (the "June Mortgage") thereon in favor of the Secretary; and



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         E. The Company, the Secretary and State Street Bank and Trust Company,
a Massachusetts trust company ("Depository-Bailee" or the "Depository") entered into the Depository Agreement, Contract No. MA-13308, dated as of June 23, 1997 (the "June Depository Agreement"), providing, among other things, for the creation of the Title XI Reserve Fund in respect of the June Vessels;

         F. The Company has authorized the issuance of bonds designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series II" in an aggregate principal amount not to exceed $16,918,000 (individually each a "December Obligation" and collectively the "December Obligations") to finance the cost of construction of three 408'9" x 100" container deck barges which it expects to be named _______________,_____________ and __________. (the "December
Vessels");

         G. Under the provisions of an Authorization Agreement (the "December Authorization Agreement"), Contract No. MA-13345, dated as of the date of the restatement hereof, entered into between the Secretary and the Indenture Trustee, the Secretary has authorized a guarantee to be endorsed upon each of the December Obligations, pursuant to which the Secretary has guaranteed the payment in full of all of the unpaid interest to the date of payment on, and all of the unpaid principal balance of, each December Obligation (individually each a "December Guarantee", and collectively the "December Guarantees");

         H. In consideration of the execution of the December Authorization Agreement and of the December Guarantees, and as security to the United States for the payment to the United States of the principal of and the interest due or to become due on the promissory note, dated the date of the restatement hereof, to be executed and delivered by the Company to the Secretary with respect to the December Obligations (the "December Secretary's Note"), in accordance with the terms thereof, the Company has made and entered into a Security Agreement, dated as of the date of the restatement hereof, between the Company and the Secretary (the "December Security Agreement"), pursuant to which the Company has assigned to the Secretary, among other things, all insurance policies, any future charter hire from the December Vessels, and all of the Company's right, title and interest in and to the Construction Contract relating to the December Vessels;

         I. The Company, on the respective delivery date of each of the December Vessels, will execute and deliver a first preferred fleet mortgage (the "December Mortgage") thereon in favor of the Secretary;

         J. The Company, the Secretary and the Depository on the date of the restatement hereof entered into an amendment and restatement of the June Depository Agreement, Contract No. MA 13308, (as so amended and restated the "Depository Agreement") providing additionally, among other things, for the creation of a Title XI Reserve Fund in respect of the December Vessels; and


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         K. The June Obligations and December Obligations are collectively referred to herein as the "Obligations" (and each as an "Obligation"), the June Vessels and the December Vessels are herein collectively referred to as the "Vessels" (and each as a "Vessel"), the June Authorization Agreement and the December Authorization Agreement are herein collectively and individually referred to as the "Authorization Agreement", the June Guarantees and the December Guarantees are herein collectively referred to as the Guarantees (and each individually as a "Guarantee"), and the June Mortgage and the December Mortgage are herein collectively, and each individually, referred to as the "Mortgage".

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

                                 GRANTING CLAUSE

         The Company hereby sells, grants, conveys, mortgages, assigns, transfers, pledges, confirms and sets over unto the Secretary a continuing security interest in all of its right, title and interest in and to (a) the Title XI Reserve Fund, and (b) all sums, instruments, moneys, negotiable documents, chattel paper and proceeds thereof currently on deposit, or hereafter deposited in the Title XI Reserve Fund, all of which foregoing collateral shall be held by the Depository-Bailee as bailee in accounts in the name of "Trailer Bridge, Inc. entirely as collateral for the United States of America, as represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary") and held by the Depository-Bailee solely and exclusively as bailee for the Secretary."

                                  ARTICLE FIRST

                                   DEFINITIONS

         For all purposes of this Title XI Reserve Fund and Financial Agreement, unless otherwise expressly provided or unless the context otherwise requires:

         (1) All references to Sections or other subdivisions, unless otherwise specified, refer to the corresponding Sections and other subdivisions of the Title XI Reserve Fund and Financial Agreement;

         (2) The terms "hereof," "herein," "hereto," "hereunder" and "herewith" refer to this Title XI Reserve Fund and Financial Agreement;

         (3) The capitalized terms used herein are defined in Schedule X to the Security Agreement; and


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         (4) Capitalized terms used herein which are defined in the General
Provisions attached hereto as Exhibit 1 shall have the respective meanings stated in said General Provisions unless otherwise defined pursuant to subparagraph 3 of this Article First.


                                 ARTICLE SECOND

                       INCORPORATION OF GENERAL PROVISIONS

         This Title XI Reserve Fund and Financial Agreement shall consist of two parts: the Special Provisions and the General Provisions attached hereto as
Exhibit 1, made a part of the Title XI Reserve Fund and Financial Agreement, and incorporated herein by reference. Where a provision of the General Provisions has been modified or superseded by a provision of the Special Provisions, all references in the General Provisions to the modified or superseded sections shall be deemed to refer to such sections as so modified or superseded.

                                  ARTICLE THIRD

                  ADDITIONS, DELETIONS AND AMENDMENTS TO EXHIBIT 1

         The following additions, deletions and amendments are hereby made to
Exhibit 1 hereto:

         (a) Concerning Subsection 2(a) of Exhibit 1: Subsection 2(a) of Exhibit 1 hereto is amended by adding the following sentence at the end thereof:

         "Wherever reference is made in this Exhibit 1 to Title XI Reserve Fund and Financial Agreement to the Title XI Reserve Fund special joint depository account, such reference shall be changed to a separate depository account held by the Title XI Reserve Fund Depository-Bailee, as bailee, in the name of "Trailer Bridge, Inc. entirely as collateral for the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary") and held by the Depository- Bailee solely and exclusively as bailee for the Secretary."

         (b) Concerning Subsection 2(b)(2)(D) of Exhibit 1: Subsection 2(b)(2)(D) of Exhibit 1 hereto is deleted in its entirety and the following substituted in lieu thereof:

         "(D) Irrespective of the Company's deposit requirements into the Title XI Reserve Fund as herein stated, the Company shall not be required to make any deposits into the Title XI Reserve Fund if (i) the Title XI Obligations and the related Secretary's Note with respect to the Vessels shall have been satisfied and discharged and if the Company shall have paid or caused to be paid all other sums secured under the Security Agreement and/or the Mortgage, (ii) all of the Guarantees on


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         the Outstanding Obligations shall have been terminated pursuant to the provisions of the Security Agreement, or (iii) the amount (including any securities at current market value) in the Title XI Reserve Fund is equal to, or in excess of 50% of the principal amount of the outstanding Title XI obligations related to the Vessels; provided that, if at any time after the date hereof, (w) the Company's Working Capital is equal to (i) $3,000,000 at June 30, 1997 and (ii) at least $1 plus one-half of all annual charter hire and lease obligations (having a term of more than six months) due and payable within the succeeding fiscal year, other than charter hire and other lease obligations already included as a current liability on the Company's balance sheet for every period semi-annual thereafter, (x) the Company's Direct Obligations are less than twice Net Worth, (y) the Company's Inclusive Obligations are less than 3.5 times Net Worth at June 30, 1997, 3.0 times at December 31, 1997 and June 30, 1998 and 2.0 times at December 31, 1998 and every semi-annual period thereafter, and (z) the Company's Cash Flow is at least 1.3 times Debt Service, the Company may by written notice to the Secretary elect in accordance with paragraph (a) of Section 13 to be governed by the terms and conditions set forth in paragraphs (b) and (c) of Section 13 hereof and from and after the date of such election, the Company shall not be required to make any deposits into the Title XI Reserve Fund if the income of the Vessels (which would cause such deposit under subparagraph (2) above) is Non Deposit Year Income. The term "Non Deposit Year Income" as used herein shall mean any income derived from operation of the Vessels earned during any fiscal year of the Company at the end of which:

            (w) the Company's Working Capital is equal to (i) $3,000,000 at June 30, 1997 and (ii) at least $1 plus one-half of all annual charter hire and lease obligations (having a term of more than six months) due and payable within the succeeding fiscal year, other than charter hire and other lease obligations already included as a current liability on the Company's balance sheet for every semi-annual period thereafter,

            (x)   the Company's Direct Obligations are less than twice Net
                  Worth,

            (y) the Company's Inclusive Obligations are less than 3.5 times Net Worth at June 30, 1997, 3.0 times at December 31, 1997 and June 30, 1998 and 2.0 times at December 31, 1998 and every semi-annual period thereafter, and

            (z) the Company's Cash Flow is at least 1.3 times Debt Service.

         As used in this Subsection D and as used in Article THIRD subsections
(d) and (h) of this Title XI Reserve Fund and Financial Agreement, the following terms shall have the following meanings:

         "Cash Flow" for any twelve month period shall mean for such period the sum of the Company's (a) pre-tax income, (b) interest expense, and (c) depreciation and


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amortization expense (but for the year ending December 31, 1997 without deducting from income non-recurring non-cash items recorded prior to June 30,
1997) less (d) any dividends paid during such period pursuant to the authority given to the Company to pay dividends under Article THIRD subsection (f) of this Title XI Reserve Fund and Financial Agreement.

         "Debt Service" shall mean interest on debt plus principal payment on debt during the preceding year.

         "Direct Obligations" shall mean long term debt of the Company, provided that in calculating such long term debt or in calculating the net worth of the Company amounts (hereinafter "Subordinated Debt") due to affiliates which are subordinated to the repayment of the Company's Title XI Obligations pursuant to a subordination agreement approved by the Secretary shall be adjusted in the calculation of long term debt or net worth, as the case may be.
         "Inclusive Obligations" shall mean the Company's Direct Obligations plus deferred lease hire, guarantees and other contingent obligations of the Company.

         "Subordinated Debt" shall have the meaning given to such term above in the definition of Direct Obligations.

         (c) Concerning Subsection 13(a) of Exhibit 1. Pursuant to Subsection
(13)(a) the Company, with the consent of the Secretary, hereby elects to be governed by subsections 13(b) and (c) of Exhibit 1 hereto, as amended herein. From the date hereof, the covenants set forth in Section 12 of Exhibit 1 hereto shall not apply to the Company.

         (d) Concerning Subsection 13(b) of Exhibit 1. Notwithstanding anything contained in subsection 13(b) of Exhibit 1 hereto, the Company shall be entitled to do or perform any acts specified in subsection 13(b), clause (1) through
(13), inclusive of Exhibit 1 hereto at any time when it shall be able to meet all the following financial tests:

             (1) Long-term Debt of the Company shall be less than 2.5 times Net Worth of the Company at December 31, 1997 and June 30, 1998, and shall be less than 2.0 times at December 31, 1998 and thereafter;

             (2) Net Worth of the company shall be equal to at least $29,457,397; and

             (3) The Company shall have Debt Service Coverage of at least 1.3 times Debt Service. For purposes of this test, Debt Service Coverage will be defined as the ratio of earnings before Interest, taxes, depreciation and amortization to interest plus scheduled principal payments. Earnings for the year ending December 31,


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                      1997 will exclude non-recurring non-cash items recorded
                      prior to June 30, 1997.

         (e) Concerning Subsection 13(b)(7)of Exhibit 1. Subsection 13(b)(7) of
Exhibit 1 hereto is hereby amended by deleting the numbers "$75,000" and "$50,000" wherever they appear and substituting therefor the numbers $150,000 and $100,000," respectively.

         (f) Concerning Subsection 13(b)(3) of Exhibit 1. Notwithstanding anything contained in Subsection 13 (b)(3) of Exhibit 1 hereto, the Company may pay dividends or distributions in an amount equal to the Company shareholders' income tax liability attributed to the earnings of the Company provided that the Company is not in default with respect to its Title XI obligations. Payment of the dividends or distributions are subject to verification by a corporate officer of the Company as to the tax liability and the Secretary's prior written consent. This section (f) is only applicable for periods in which the Company is treated as an S Corporation under the Internal Revenue Code.

         (g) Concerning Subsection 13(b)(9) of Exhibit 1. In connection with Subsection 13(b)(9) of Exhibit 1 hereto aggregate annual payments of charter hire and rent for which the Company may become liable (directly or indirectly) under charters and leases (having a term of six months or more), for which the prior written consent of the Secretary shall not be required, shall not exceed $1,000,000.

         (h) Concerning Section 15 of Exhibit 1. The standard qualifying requirements of Section 15 of Exhibit 1 are hereby waived provided that on June 23, 1997 a responsible officer of the Company shall certify that the Company meets with the following four financial covenants established by the Secretary:

                  (i) Working Capital shall be no less than three million
             dollars ($3,000,000).

                 (ii) The Company's Direct Obligations shall be less than 2.00 times its Net Worth. Long-term debt and Net Worth shall be calculated in accordance with generally accepted accounting principals and shall be adjusted by any amounts due to affiliates which constitute Subordinated Debt.

                (iii) The Company's Inclusive Obligations shall be less than 3.5 times the Company's Net Worth.

                 (iv) Cash Flow coverage of at least 1.5 times Debt Service.

and that on December 4, 1997 a responsible officer of the Company shall certify that the Company meets with the following three financial covenants established by the Secretary:

                 (x) Working Capital shall be equal to three million dollars ($3,000,000);


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                 (y) Long-Term Debt shall be less than 2.0 times net worth. For the purposes of this clause (y), Long-Term Debt will be the sum of TBI's GAAP balance sheet debt plus the long term portion of debt incurred by Kadampanattu Corp. and secured by vessels under charter by the Company plus any amounts guaranteed by the Company; and

                 (z) Net Worth shall be equal to at least $29,457,397.


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         (i) Concerning Eligible Investments. Notwithstanding anything in the
General Provisions hereof to the contrary, wherever herein the Company is entitled to invest in "Eligible Investments", such investments shall be restricted to "Securities" as such term is defined in the Depository Agreement.


                                 ARTICLE FOURTH
                               VESSEL APPLICATION

         This Title XI Reserve Fund and Financial Agreement shall apply to the Vessels listed in Attachment A to Exhibit 1 attached hereto. Any allocable financial requirements or other specific requirements relating to a particular Vessel or Vessels shall be so indicated in Attachment A. It is the intention of this Title XI Reserve Fund and Financial Agreement that it remain in effect so long as the Company owns the Vessels with Title XI guaranteed obligations outstanding.


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         IN WITNESS WHEREOF, this Amended and Restated Title XI Reserve Fund and
Financial Agreement has been executed by the parties hereto as of the day and year first above written.

                                           TRAILER BRIDGE, INC.

  (SEAL)

                                           By:_______________________
                                               Chairman


  Attest:
                                           UNITED STATES OF AMERICA
                                           SECRETARY OF TRANSPORTATION

                                           By: MARITIME ADMINISTRATOR

                                           By:   ___________________________
                                                   Secretary
                                                   Maritime Administration

  Attest:
  Assistant Secretary
  Maritime Administration


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                            ATTACHMENT A TO EXHIBIT 1
                            -------------------------

                  TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT
                  ---------------------------------------------

                             (Contract No. MA-13309)


Section 16. The Parties.
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         Company:                   TRAILER BRIDGE, INC.
                                    10405 New Berlin Road E
                                    Jacksonville, Florida 32226



       Depository:                  STATE STREET BANK AND TRUST COMPANY
                                    Corporate Trust Department
                                    Two International Place
                                    Boston, Massachusetts 02110

  ARTICLE FOURTH Requirements:
  ---------------------------

           For the purpose of ARTICLE FOURTH, this Title XI Reserve Fund and Financial Agreement shall apply to the Company's five 408'9" X 100' container deck barges being built in the Pearlington, Mississippi shipyard of Halter Marine, Inc. for the Company pursuant to (i) the Vessel Construction Contract For Two Vessels between the Company and said Halter Marine, Inc., as amended, and designated hull numbers 287 and 288, respectively and (ii) the Vessel Construction Contract for Three Vessels between the Company and said Halter Marine, Inc., as amended, and designated Hull Numbers 289, 290 and 291, respectively.